Basis of Presentation of the Consolidated Financial Statements	12 Months Ended
Dec. 31, 2024
Corporate information and statement of IFRS compliance [abstract]
Basis of Presentation of the Consolidated Financial Statements	Basis of presentation of the consolidated financial statements
The accompanying consolidated financial statements were prepared from the accounting records of Telefónica, S.A. and each of the companies comprising the Telefónica Group, whose separate financial statements were prepared in accordance with the generally accepted accounting principles applicable in the various countries in which they are located, and for the purposes of these consolidated financial statements are presented in accordance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). These consolidated financial statements present fairly, in all material respects, the consolidated equity and financial position at December 31, 2024, and of the consolidated results of operations, changes in consolidated equity and the consolidated cash flows obtained and used in the year then ended.
The euro is the Group’s reporting currency. The figures in these consolidated financial statements are expressed in million euros, unless indicated otherwise, and may therefore be rounded.
Note 3 contains a detailed description of the most significant accounting policies used to prepare these consolidated financial statements.
Materiality criteria
These consolidated financial statements do not include certain information or disclosures that, not having to be presented due to their qualitative significance, were deemed to be immaterial or of no relevance pursuant to the concepts of materiality or relevance defined in the IFRS conceptual framework, insofar as the Telefónica Group’s consolidated financial statements, taken as a whole, are concerned.
Comparative information and main changes in the consolidation scope
For comparative purposes, the accompanying consolidated financial statements for 2024 include the figures for 2023, and the consolidated income statement, the consolidated statement of comprehensive income, the consolidated statement of changes in equity and the consolidated statement of cash flows, and the notes thereto for the year then ended, they also include those of 2022.
The main events and changes in the consolidation scope affecting comparability of the consolidated information (see Appendix I for a detailed description of the consolidation scope and the changes during the year) are as listed below.
Exchange rates evolution

Variation of average exchange rate vs euro
	2024 vs 2023	2023 vs 2022
Brazilian real	(7.0%)	0.3%
Pound sterling	2.7%	(2.0%)
New peruvian sol	(0.3%)	(0.4%)
Chilean peso	(11.2%)	1.1%
Colombian peso	5.8%	(4.3%)
Mexican peso	(2.8%)	10.3%

Variation of closing exchange rate vs euro
	2024 vs 2023	2023 vs 2022
Brazilian real	(16.9%)	4.1%
Pound sterling	4.8%	2.1%
New peruvian sol	4.8%	(0.7%)
Argentine peso	(16.7%)	(78.8%)
Chilean peso	(6.4%)	(5.7%)
Colombian peso	(7.8%)	21.6%
Mexican peso	(13.5%)	11.2%
In 2024, there was a negative impact on Equity attributable to equity holders of the Parent Company for translation differences amounting to 2,174 million euros (positive impact of 419 million euros in 2023) mainly due to the depreciation of the Brazilian real (see Note 17.f).
Valuation of non-current assets of Telefónica Móviles Argentina, S.A. (Telefónica Argentina)
In 2018 Argentina became a hyperinflationary economy. The annual inflation rates for 2024 and 2023 in Argentina were 117.8% and 211.4%, respectively (see Note 3.a).
The exchange rate used to translate inflation-adjusted items denominated in Argentine pesos in the 2024 financial statements is the official exchange rate as of December 31, 2024 which was 1,073.18 Argentine pesos per euro, compared to 893.45 Argentine pesos per euro at December 31, 2023 (a depreciation of around 17% per year). The Equity attributable to equity holders of the Parent Company increased by 899 million euros in 2024 due to the translation differences of the financial statements of Telefónica Argentina (see Note 17.f).
In 2024, Telefónica Argentina achieved the business plans in force during the year. However, high levels of inflation generated a very significant increase in the carrying amount of non-current assets, with an appreciation of the Argentine peso in real terms during 2024 of more than 80%. Thus, the inflation adjustment of intangible assets and tangible fixed assets of Telefónica Argentina in 2024 was 1,279 million euros (see notes 6 and 8).
For this reason, the Group has calculated the recoverable value of these assets as of December 31, 2024, with the following valuation assumptions:
•Revenue growth (average over business plan period): 8.8%
•Operating margin (average over business plan period): 20.4%
•CapEx to sales ratio (average over business plan period): 10.9%
•Discount rate (WACC): 17% (25% before tax)
•Perpetuity growth rate: 3%
As a result of this analysis, Telefónica's management has estimated that the recoverable value of the assets assigned to the cash-generating unit would be lower than their carrying amount as of December 31, 2024. The Group has recorded an impairment loss on intangible assets and property, plant and equipment, proportional to their net carrying amount, amounting to 436 million euros and 838 million euros, respectively (see notes 6 and 8).
The tax effect of the impairment losses recorded is a lower deferred tax expense due to the variation in temporary differences associated with these assets, amounting to 446 million euros (see Note 25).
Following the recording of these impairment losses, the carrying amount of Telefónica Argentina's net assets as of December 31, 2024 amounts to 1,175 million euros (1,149 million euros as of December 31, 2023).
The contribution of Telefónica Argentina to the consolidated revenues for 2024, after its conversion to euros, has been 2,226 million euros (1,237 million euros in 2023) and the contribution to the operating income, before the impairment losses described above, has been a loss of 84 million euros (a loss of 199 million euros in 2023).
On February 24, 2025, Telefónica sold all the shares that it held in Telefónica Móviles Argentina, S.A. (see Note 31).
ICSID Arbitration Telefónica, S.A. vs. Republic of Colombia
On November 12, 2024 Telefónica obtained a favorable award regarding the investment dispute with the Republic of Colombia submitted to the International Centre for Settlement of Investment Disputes (“ICSID”) (see Note 29.a).
The Court has stated that the Republic of Colombia failed to comply with its obligation to grant fair and equitable treatment to Telefónica's investments under Article 2(3) of the APPRI, and has ordered it to pay the amount of 380 million U.S. dollars (approximately 358 million euros recorded in Other income, see Note 26) plus compound interest at a rate of 5% per year as compensation for the damages caused. Accrued interest as of December 31, 2024 amounts to 154 million euros (Note 19).
On November 27, 2024, the Republic of Colombia submitted to the ICSID an application for annulment and a request for suspension of enforcement of the award. In accordance with ICSID procedures, in these situations, enforcement of the award is provisionally suspended until a new court decides on the request, within a maximum period of 30 days since its constitution. At the date of preparation of these financial statements, the court has not been constituted, although its constitution is expected in the short term.
Following the legal analysis carried out, Telefónica's management considers that the award represents a firm right to collection, and therefore it has been recorded in the financial statements as of December 31, 2024.The amount owed by the Republic of Colombia as of that date is recorded in "Short-term credits" (see Note 15) of the consolidated statement of financial position.
VMED O2 UK joint venture
On June 1, 2021, the joint venture in the United Kingdom (see Note 10) owned 50% by Telefónica and Liberty Global plc called VMED O2 UK Limited ("VMO2"), was established.
Telefónica received dividends from VMO2 amounting to 425 million pounds sterling (approximately 512 million euros), 1,000 million pounds sterling (approximately 1,154 million euros), and 800 million pounds sterling (909 million euros) in 2024, 2023 and 2022, respectively (see Note 28).
The share of (loss) income of VMO2 accounted for by the equity method in the consolidated income statements of the Telefónica Group amounted to an income of 89 million euros in 2024, a loss of 2,030 million euros in 2023, and an income of 292 million euros in 2022 (see Note 10). The loss in 2023 included the effect of the impairment of goodwill recorded by VMO2 in the amount of 3,572 million euros with an impact of 1,786 million euros on the consolidated income statement of the Telefónica Group (see Note 10).
Acquisition of mobile assets of Oi Group
On April 20, 2022, the closing of the transaction related to the Purchase Agreement for Acquisition of Unidade Produtiva Isolada (UPI) Mobile Assets of Oi Group took place, and Telefónica Brasil acquired, on such date, all the shares of the company Garliava RJ Infraestrutura e Redes de Telecomunicações S.A. (Garliava), to which the mobile assets of Oi Group assigned to Telefónica Brazil had been contributed, under the segregation plan stated in the Oi Agreement.
Telefónica Brasil thus acquired its share of mobile assets of the Oi Group for an amount, which was subject to adjustments, of 5,373 million Brazilian reais (approximately 1,063 million euros at the exchange rate at such date). A payment of 4,885 million Brazilian reais (approximately 972 million euros) was made at closing of the transaction. The remaining amount, equivalent to 10% of the payment made on that date, is withheld subject to certain price adjustments and potential indemnification obligations contained in the purchase agreement for the acquisition of mobile assets of the Oi Group.
The total consideration also included 110 million Brazilian reais subject to the fulfilment of certain targets, and other costs amounting to 8 million Brazilian reais. Thus, the total consideration transferred amounted to 5,492 million Brazilian reais (1,093 million euros at the date of the closing of the transaction).
On the date of approval of the consolidated financial statements for the year 2022, the Company had concluded the report for the allocation of the purchase price. The fair value assigned to Oi's licenses amounted to 520 million euros. The goodwill amounted to 676 million euros (see Note 5).
In October 2023, the arbitration proceeding between the parties ended (see Note 29.c), resulting on a final price the for the UPI Mobile Assets assigned to Telefónica Brasil of 5,129 million Brazilian reais as of the closing date (compared to the 5,373 million Brazilian reais of the initial price). As a result, 50% of the retained amount (488 million reais), plus applicable interest was offset against the amount allocated as debt and the other 50%, in the updated amount of 277 million reais (51 million euros at such date), was withdrawn by Telefónica Brasil before the Arbitration Chamber (see Note 5).
Agreement between Telefónica de España and Telefónica Infra with Vauban Infrastructure Partners and Credit Agricole Assurance for the establishment of Bluevia
In July 2022, an agreement was reached between Telefónica de España and Telefónica Infra with the consortium formed by Vauban Infrastructure Partners (Vauban) and Crédit Agricole Assurances (CAA) for the establishment of a company, Bluevia Fibra, S.L. for the deployment and commercialization of a fiber to the home network mainly in rural areas in Spain.
On December 20, 2022 once the regulatory authorizations were obtained and after the fulfillment of the remaining agreed conditions, the transaction was completed.
The consortium formed by CAA and Vauban has acquired 45% of the Company for a total amount of 1,021 million euros in cash, paid on the closing of the agreement (see Note 28). The transaction had no impact on the consolidated income statements of the Telefónica Group as it consisted on the sale of minority interest, with Telefónica retaining control over Bluevia. The impact of this transaction in equity attributable to equity holders of the parent was an increase of 986 million euros in "Retained earnings". In addition, there was in increase in equity attributable to non-controlling interest amounting to 23 million euros (see Note 17).
The difference between the tax value of the assets transferred to Bluevia and their carrying amount in the Group's consolidated annual accounts generated a deferred tax asset for deductible temporary differences amounting to 548 million euros (see Note 25).
Collective Bargaining Agreement and Collective Redundancies Plan
On December 28, 2023, certain subsidiaries of Telefónica Spain and the most representative Trade Union Organizations reached an agreement to sign the III Collective Bargaining Agreement valid until December 31, 2026 and can be extended for a further year, with the aim of moving towards a more digital, flexible company prepared for future challenges in a highly competitive context. These agreements were endorsed on January 3, 2024.
In addition, and in parallel, these subsidiaries agreed to execute the Collective Redundancies Plan, which provided for collective redundancies affecting up to a total of 3,420 employees. Employees who turned 56 years or older in 2024 and with a seniority of more than 15 years were able to adhere to the Collective Redundancies Plan. However, targets were established that resulted in limits on joining in critical areas or additional redundancies based on business reasons.
In "Personnel expenses" of the consolidated income statement for the year 2023, a provision of 1,320 million euros before taxes (see Note 24) corresponding to Telefónica Spain, based on the present value of the estimated payment flows resulting from the Collective Redundancies Plan.
Public Offers for the Acquisition of Shares of Telefónica Deutschland
On November 7, 2023, Telefónica, through its subsidiary Telefónica Local Services GmbH, launched a partial voluntary public tender offer for shares of Telefónica Deutschland Holding AG (“Telefónica Deutschland”). The Offer acceptance period began on December 5, 2023 and ended on January 17, 2024 (both inclusive).
At the date of the Offer announcement, Telefónica was the owner, directly or indirectly, of 71.81% of the share capital and voting rights of Telefónica Deutschland and, consequently, the Offer was announced on shares representing approximately 28.19% remaining.
On December 31, 2023, Telefónica owned 82.43% of the share capital of Telefónica Deutschland (70.58% as of December 31, 2022), having made direct purchases on the market for an amount of 816 million euros (see Note 27.h y 28).
These purchases made in 2023 produced an increase of 46 million euros in the equity attributed to the parent company and a decrease of 866 million euros in the equity attributed to minority interests (see Note 17 h).
The Offer was settled on January 26, 2024 reaching 94.12% of the share capital, including acquisitions through the Offer and acquisitions in the market until that date (See Note 31).
On March 20, 2024, a public tender offer was launched with the aim of acquiring the shares of Telefónica Deutschland that were not directly or indirectly owned by Telefónica at that time (the “Tender Offer”). The consideration offered to Telefónica Deutschland shareholders was 2.35 euros in cash per share. The offer closed on April 18, 2024.
Once the tender offer was completed, and also combined with direct purchases on the market, Telefónica held 96.85% of the share capital and voting rights of Telefónica Deutschland.
These purchases made in 2024 have resulted in an increase of 28 million euros in the equity attributed to the parent company and a decrease of 1,057 million euros in the equity attributed to minority interests (see Note 17).
Impairment of Telefónica's assets in Peru and Ordinary Insolvency Procedure.
In 2024, an impairment loss of the entire remaining goodwill assigned to the cash-generating unit in Perú amounting to 226 million euros was recorded (see Note 7), as well as 34 million euros allocated to the fiber optics business in Peru (see Note 30). Additionally, until the carrying amount and the recoverable amount of the CGU are equal, an impairment loss of intangible assets has been recorded amounting to 54 million euros (see Note 6).
Likewise, in 2024, Telefónica del Perú has reversed deferred tax assets for loss carryforwards amounting to 91 million euros (see Note 25).
As a result of the above, as of December 31, 2024, the carrying amount of Telefónica del Perú's net assets amounts to 124 million euros.
Additionally, following the analysis of the recoverability of the assets of Pangea (the wholesale fiber optic company in Peru) at the end of 2024, an impairment of property, plant and equipment amounting to 108 million euros has been recorded, as well as a reversal of deferred tax assets amounting to 13 million euros (see Note 30).
On February 14, 2025 the Board of Directors of Telefónica del Perú S.A.A. with the aim of achieving an orderly restructuring liabilities of said company, resolved to invoke the Ordinary Insolvency Procedure of Telefónica del Perú, established under the Peruvian regulation (see Note 31). In order to facilitate the invocation, Telefónica Hispanoamérica has granted a credit facility of up to 1,549 million Peruvian soles (approximately 394 million euros), subject to strict conditionality and with a maturity of eighteen months, to meet exclusively operational cash requirements of Telefónica del Perú. The financial situation of Telefónica del Perú has been very negatively affected by tax contingencies that are more than 20 years old (see Tax litigation in Telefónica del Perú in Note 25), as well as by administrative decisions which have placed the company in a competitive disadvantage within a particularly challenging market environment. In relation to the abovementioned tax contingencies, Telefónica is currently in arbitration before the ICSID (see Note 29.a).
Telefónica del Perú’s liabilities are not guaranteed by any other company of the Telefónica Group.
Impairment of goodwill assigned to the Chilean CGU
In the Telefónica Hispam segment, an impairment of goodwill assigned to the cash-generating unit in Chile amounting to 397 million euros was recorded in 2024 (see Note 7).
ANNEX 1

BRAZIL'S SPECTRUM PORTFOLIO: MEANING OF THE STATES, REGIONS AND SECTORS ACRONYMS
Acronym	State
AC	Acre
AL	Alagoas
AP	Amapá
AM	Amazonas
BA	Bahia
CE	Ceara
DF	Distrito Federal
ES	Espírito Santo
GO	Goiás
MA	Maranhão
MT	Mato Grosso
MS	Mato Grosso do Sul
MG	Minas Gerais
PA	Pará
PB	Paraíba
PR	Paraná
PE	Pernambuco
PI	Piauí
RJ	Rio de Janeiro
RN	Rio Grande do Norte
RS	Rio Grande do Sul
RO	Rondônia
RR	Roraima
SC	Santa Catarina
SP	São Paulo
SE	Sergipe
TO	Tocantins

Regions	States & towns included in the regions
1	SP (City)
2	SP (Interior)
2'	SP - towns of sector 33 of the GPLG
3	RJ and ES
4	MG
4'	MG - towns of sector 3 of the GPLG
5	PR and SC
5'	PR - towns of sector 20 of the GPLG
6	RS
6'	RS - towns of sector 30 of the GPLG
7	AC, DF, GO, MS, MT, RO and TO
7'	GO - towns of sector 25 of the GPLG
7''	MS - towns of sector 22 of the GPLG
8	AM, AP, MA, PA and RR
9	BA and SE
10	AL, CE, PB, PE, PI and RN

Sectors	GPLG - general plan of the licenses granted (geographic areas that correspond to the sectors)
1	RJ
2	MG - except towns included in sector 3
3	MG - towns of Araporã, Araújo, Campina Verde, Campo Florido, Campos Altos, Canálopis, Capinópolis, Carmo do Paranaíba, Carneirinhos, Centralina, Comendador Gomes, Conceição das Alagoas, Córrego Danta, Cruzeiro da Fortaleza, Delta, Frutal, Gurinhatã, Ibiraci, Igaratinga, Iguatama, Indianópolis, Ipiaçú, Itapagipe, Ituiutaba, Iturama, Lagamar, Lagoa Formosa, Lagoa Grande, Limeira D'Oeste, Luz, Maravilhas, Moema, Monte Alegre de Minas, Monte Santo de Minas, Nova Ponte, Nova Serrana, Papagaios, Pará de Minas, Patos de Minas, Pedrinópolis, Pequi, Perdigão, Pirajuba, Pitangui, Planura, Prata, Presidente Olegário, Rio Paranaíba, Santa Juliana, Santa Vitória, São Francisco de Sales, São José da Varginha, Tupaciguara, Uberaba, Uberlândia, União de Minas & Vazante
4	ES
5	BA
6	SE
7	AL
8	PE
9	PB
10	RN
11	CE
12	PI
13	MA
14	PA
15	AP
16	AM
17	RR
18	SC
19	PR –except towns included of sector 20
20	PR – towns of Londrina and Tamarana
21	MS – except the town integrating of sector 22
22	MS – town of Paranaíba
23	MT
24	TO and GO – except towns included in sector 25
25	GO – towns of Buriti Alegre, Cachoeira Dourada, Inaciolândia, Itumbiara, Paranaiguara and São Simão
26	DF
27	RO
28	AC
29	RS
30	RS – towns of Pelotas, Capão do Leão, Morro Redondo and Turuçu
31	SP – except the towns included in sector 33
33	SP – towns of Altinópolis, Aramina, Batatais, Brodosqui, Buritizal, Cajuru, Cássia dos Coqueiros, Colômbia, Franca, Guaíra, Guará, Ipuã, Ituverava, Jardinópolis, Miguelópolis, Morro Agudo, Nuporanga, Orlândia, Ribeirão Corrente, Sales de Oliveira, Santa Cruz da Esperança, Santo Antônio da Alegria and São Joaquim da Barra